UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gaming and Leisure Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 13, 2019 for Gaming and Leisure Properties, Inc. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice of Annual Meeting and Proxy Statement and Annual Report for the year ended December 31, 2018, go to www.proxydocs.com/glpi. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one copy . There of is to no receive charge a paper to you package for requesting in time a for copy this . In year’s order annual before June meeting, 4, 2019 please . make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/GLPI Proxy Materials Available to View or Receive: 1. Notice of Annual Meeting and Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/glpi (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Gaming and Leisure Properties, Inc. Notice of Annual Meeting Date: Thursday, June 13, 2019 Time: 10:00 a.m. (Eastern Time) Place: At the offices of Ballard Spahr LLP 1735 Market Street, 48th Floor Philadelphia, PA 19103 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following nominees: 1. Election of Directors Nominees 01 Peter M. Carlino 02 David A. Handler 04 James B. Perry 06 Earl C. Shanks 03 Joseph W. Marshall, III 05 Barry F. Schwartz 07 E. Scott Urdang The Board of Directors recommends that you vote “FOR” Proposals 2 and 3: 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year. 3. To approve, on a non-binding advisory basis, the Company’s executive compensation. 4. To consider a shareholder proposal requesting a report on Board diversity.